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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 October 8, 1996
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                        (Date of earliest event reported)


                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)


     Delaware                              0-14815                 25-2413363
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(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)



4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania                  19422-0764
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(Address of principal executive offices)                            (Zip Code)


                                 (610) 825-8800
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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     (Former name, former address and former fiscal year, if changed since last report)




                        Exhibit Index appears on page 4.

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On October 8, 1996, Progress Financial Corporation ("PFC"), a unitary thrift holding company headquartered in Blue Bell, Pennsylvania, announced that it had completed its previously announced acquisition of The Equipment Leasing Company, Timonium, Maryland ("ELC"), for a cash purchase price of $6.6 million. The source of funds for the cash purchase price consisted of general operating funds. Under the terms of the purchase agreement, The Equipment Leasing Company became a wholly-owned subsidiary of Progress Bank, a Federally chartered stock savings bank and wholly-owned subsidiary of PFC.

      The press release is attached as an exhibit to this report and is incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Financial statements of ELC are not available as of the date of this report on Form 8-K. Financial statements with respect to ELC will be filed by amendment as soon as practicable, but in no event later than 60 days after this report on Form 8-K must be filed.

      (b) Pro forma financial information is not available as of the date of this report on Form 8-K. Pro forma financial information will be filed by amendment as soon as practicable, but in no event later than 60 days after this report on Form 8-K must be filed.

      (c)   The following exhibits are filed with this report:

            Exhibit Number                        Description
            --------------                        -----------

            2(a) Stock Purchase Agreement, dated as of September 30, 1996, as amended

            99(a)                       Press Release issued on October 8, 1996

                                        2
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PROGRESS FINANCIAL CORPORATION



Date:  October 23, 1996                 By:  /s/ Frederick E. Schea
                                             -------------------------------
                                             Frederick E. Schea
                                             Senior Vice President and
                                               Chief Financial Officer


                                        3

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                                  EXHIBIT INDEX




            Exhibit Number                        Description
            --------------                        -----------

            2(a) Stock Purchase Agreement, dated as of September 30, 1996, as amended

            99(a)                       Press Release issued on October 8, 1996


                                        4